Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(dollar amounts in thousands, except per share amounts)

	Fourteen & thirteen weeks ended				Fifty three & fifty two weeks ended
	February 2, 2013		January 28, 2012		February 2, 2013			January 28, 2012
		%		%		%			%
	Amount	Sales	Amount	Sales	Amount	Sales		Amount	Sales

Merchandise sales	$417,090	78.6	$404,332	80.0	$1,643,948	78.6		$1,642,757	79.6
Service revenue	113,757	21.4	100,986	20.0	446,782	21.4		420,870	20.4
Total revenues	530,847	100.0	505,318	100.0	2,090,730	100.0		2,063,627	100.0
Costs of merchandise sales	296,462	71.1	288,875	71.5	1,159,994	70.6		1,154,322	70.3
Costs of service revenue	117,179	103.0	104,170	103.2	439,236	98.3		399,776	95.0
Total costs of revenues	413,641	77.9	393,045	77.8	1,599,230	76.5		1,554,098	75.3
Gross profit from merchandise sales	120,628	28.9	115,457	28.6	483,954	29.4		488,435	29.7
Gross (loss) profit from service revenue	(3,422)	(3.0)	(3,184)	(3.2)	7,546	1.7		21,094	5.0
Total gross profit	117,206	22.1	112,273	22.2	491,500	23.5		509,529	24.7
Selling, general and administrative expenses	117,401	22.1	112,268	22.2	463,416	22.2		443,986	21.5
Pension settlement expense	17,753	3.3	—	—	17,753	0.8		—	—
Net gain (loss) from dispositions of assets	1,554	0.3	(34)	—	1,323	0.1		27	—
Operating (loss) profit	(16,394)	(3.1)	(29)	—	11,654	0.6		65,570	3.2
Merger termination fees, net	—	—	—	—	42,816	2.0		—	—
Other income	366	0.1	541	0.1	2,012	0.1		2,324	0.1
Interest expense	3,982	0.8	6,475	1.3	33,982	1.6		26,306	1.3
(Loss) earnings from continuing operations before income taxes and discontinued operations	(20,010)	(3.8)	(5,963)	(1.2)	22,500	1.1		41,588	2.0
Income tax (benefit) expense	(5,690)	28.4 (1)	(1,772)	29.7 (1)	9,345	41.5	(1)	12,460	30.0	(1)
(Loss) earnings from continuing operations before discontinued operations	(14,320)	(2.7)	(4,191)	(0.8)	13,155	0.6		29,128	1.4
(Loss) from discontinued operations, net of tax	(223)	—	(229)	—	(345)	—		(225)	—
Net (loss) income	(14,543)	(2.7)	(4,420)	(0.9)	12,810	0.6		28,903	1.4

Basic earnings per share:
(Loss) earnings from continuing operations before discontinued operations	$(0.27)		$(0.08)		$0.25			$0.55
Discontinued operations, net of tax	—		—		(0.01)			(0.01)
Basic (loss) earnings per share	$(0.27)		$(0.08)		$0.24			$0.54

Diluted earnings per share:
(Loss) earnings from continuing operations before discontinued operations	$(0.27)		$(0.08)		$0.24			$0.54
Discontinued operations, net of tax	—		—		—			—
Diluted (loss) earnings per share	$(0.27)		$(0.08)		$0.24			$0.54

Other comprehensive income:
Defined benefit plan adjustment, net of tax	8,634		(3,829)		9,696			(3,120)
Derivative financial instruments adjustment, net of tax	436		907		6,973			2,499
Other comprehensive income	9,070		(2,922)		16,669			(621)
Comprehensive income	(5,473)		(7,342)		29,479			28,282

(1) As a percentage of earnings from continuing operations before income taxes and discontinued operations

CONSOLIDATED BALANCE SHEETS

(dollar amounts in thousands)

	February 2, 2013	January 28, 2012

Assets
Current assets:
Cash and cash equivalents	$59,186	$58,244
Accounts receivable, less allowance for uncollectible accounts of $1,302 and $1,303	23,897	25,792
Merchandise inventories	641,208	614,136
Prepaid expenses	28,908	26,394
Other current assets	60,438	59,979
Total current assets	813,637	784,545
Property and equipment - net	657,270	696,339
Goodwill	46,917	46,917
Deferred income taxes	47,691	72,870
Other long-term assets	38,434	33,108
Total assets	$1,603,949	$1,633,779

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$244,696	$243,712
Trade payable program liability	149,718	85,214
Accrued expenses	232,277	221,705
Deferred income taxes	58,441	66,208
Current maturities of long-term debt	2,000	1,079
Total current liabilities	687,132	617,918

Long-term debt less current maturities	198,000	294,043
Other long-term liabilities	53,818	77,216
Deferred gain from asset sales	127,427	140,273

Stockholders’ equity:
Common stock, par value $1 per share:
Authorized 500,000,000 shares; issued 68,557,041 shares	68,557	68,557
Additional paid-in capital	295,679	296,462
Retained earnings	430,148	423,437
Accumulated other comprehensive loss	(980)	(17,649)
Treasury stock, at cost - 15,431,298 shares and 15,803,322 shares	(255,832)	(266,478)
Total stockholders’ equity	537,572	504,329
Total liabilities and stockholders’ equity	$1,603,949	$1,633,779

Supplemental Balance Sheet Information:
Working capital	$126,505	$166,627
Current Ratio	1.18	1.27
Accounts payable to inventory ratio	61.5%	53.6%
Total debt as a percent of total capitalization	27.1%	36.9%
Net debt as a percent of total capitalization, net	20.8%	32.0%

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(dollar amounts in thousands)

Fifty three & fifty two weeks ended	February 2, 2013	January 28, 2012

Cash flows from operating activities:
Net earnings	$12,810	$28,903
Adjustments to reconcile net earnings to net cash provided by continuing operations:
Net loss from discontinued operations	345	225
Depreciation and amortization	78,805	79,390
Amortization of deferred gain from asset sales	(12,846)	(12,602)
Stock compensation expense	1,299	3,237
Deferred income taxes	7,576	10,301
Net (gain) from disposition of assets	(1,323)	(27)
Loss from asset impairment	10,555	1,619
Other	30	(421)
Changes in assets and liabilities, net of the effects of acquisitions:
Decrease in accounts receivable, prepaid expenses and other	3,829	2,391
Increase in merchandise inventories	(27,074)	(42,756)
Increase in accounts payable	984	24,871
Increase (decrease) in accrued expenses	10,481	(18,745)
Increase (decrease) in other long-term liabilities	3,487	(2,463)
Net cash provided by continuing operations	88,958	73,923
Net cash used in discontinued operations	(467)	(273)
Net cash provided by operating activities	88,491	73,650

Cash flows from investing activities:
Capital expenditures	(54,696)	(74,746)
Proceeds from dispositions of assets	5,588	515
Premiums paid on life insurance policies	—	(837)
Acquisitions, net of cash acquired	—	(42,901)
Collateral investment	(3,654)	(7,638)
Net cash used in continuing operations	(52,762)	(125,607)
Net cash provided by discontinued operations	—	—
Net cash used in investing activities	(52,762)	(125,607)

Cash flows from financing activities:
Borrowings under line of credit agreements	2,319	5,721
Payments under line of credit agreements	(2,319)	(5,721)
Borrowings on trade payable program liability	179,751	144,180
Payments on trade payable program liability	(115,247)	(115,253)
Payment for finance issuance cost	(6,520)	(2,441)
Borrowings under new debt	200,000	—
Debt payments	(295,122)	(1,079)
Dividends paid	—	(6,344)
Repurchase of common stock	(342)	—
Proceeds from stock issuance	2,693	898
Net cash (used in) provided by financing activities	(34,787)	19,961
Net increase (decrease) in cash and cash equivalents	942	(31,996)
Cash and cash equivalents at beginning of period	58,244	90,240
Cash and cash equivalents at end of period	$59,186	$58,244

Supplemental cash flow information:
Cash paid for interest, net of amounts capitalized	$31,290	$23,097
Cash received from income tax refunds	$108	$479
Cash paid for income taxes	$2,826	$1,150
Accrued purchases of property and equipment	$1,371	$1,400

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE	(in thousands, except per share data)

	Fourteen & thirteen weeks ended		Fifty three & fifty two weeks ended
	February 2, 2013	January 28, 2012	February 2, 2013	January 28, 2012

(a) (Loss) earnings from continuing operations before discontinued operations	$(14,320)	$(4,191)	$13,155	$29,128
(Loss) from discontinued operations, net of tax	(223)	(229)	(345)	(225)

Net (loss) income	$(14,543)	$(4,420)	$12,810	$28,903

(b) Basic average number of common shares outstanding during period	53,364	53,032	53,225	52,958
Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price	611	711	729	673

(c) Diluted average number of common shares assumed outstanding during period	53,975	53,743	53,954	53,631

Basic earnings per share:
(Loss) earnings from continuing operations before discontinued operations (a) / (b)	$(0.27)	$(0.08)	$0.25	$0.55
Discontinued operations, net of tax	—	—	(0.01)	(0.01)
Basic (loss) earnings per share	$(0.27)	$(0.08)	$0.24	$0.54

Diluted earnings per share:
(Loss) earnings from continuing operations before discontinued operations (a) / (c)	$(0.27)	$(0.08)	$0.24	$0.54
Discontinued operations, net of tax	—	—	—	—
Diluted (loss) earnings per share	$(0.27)	$(0.08)	$0.24	$0.54

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Fourteen & thirteen weeks ended		Fifty three & fifty two weeks ended
	February 02, 2013	January 28, 2012	February 02, 2013	January 28, 2012

Capital expenditures	$17,936	$23,827	$54,696	$74,746

Depreciation and amortization	$19,749	$19,611	$78,805	$79,390

Non-operating income:
Net rental revenue	$344	$479	$1,645	$2,071
Investment income	48	51	181	219
Merger termination fees, net	—	—	42,816	—
Other income	(26)	11	186	34

Total	$366	$541	$44,828	$2,324

Comparable sales percentages:
Service	3.2%	-0.1%	1.3%	0.6%
Merchandise	-4.1%	1.0%	-2.9%	-0.9%
Total	-2.6%	0.8%	-2.0%	-0.6%

Total square feet of retail space (including service centers)			12,777,000	12,643,000

Store count
Supercenter			567	562
Service & Tire Center			185	169
Retail Only			6	7
Total			758	738

Sales and gross profit by line of business (A):

Service center revenue	$278,554	$260,823	$1,095,284	$1,038,714
Retail sales	252,293	244,495	995,446	1,024,913
Total revenues	$530,847	$505,318	$2,090,730	$2,063,627

Gross profit from service center revenue, prior to impairment charge	$47,881	$46,019	$214,240	$221,333
Service center revenue impairment charge	(827)	(737)	(5,445)	(1,018)
Gross profit from service center revenue	$47,054	$45,282	$208,795	$220,315

Gross profit from retail sales, prior to impairment charge	$71,078	$67,484	$287,815	$289,815
Retail sales impairment charge	(926)	(493)	(5,110)	(601)
Gross profit from retail sales	$70,152	$66,991	$282,705	$289,214

Total gross profit	$117,206	$112,273	$491,500	$509,529

Comparable sales percentages by line of business (A):

Service center revenue	-1.6%	4.6%	0.3%	1.3%
Retail sales	-3.6%	-2.7%	-4.4%	-2.3%
Total revenues	-2.6%	0.8%	-2.0%	-0.6%

Gross profit percentage by line of business (A):

Gross profit percentage from service center revenue, prior to impairment charge	17.2%	17.7%	19.6%	21.3%
Impairment charge	(0.3)	(0.3)	(0.5)	(0.1)
Gross profit percentage from service center revenue	16.9%	17.4%	19.1%	21.2%

Gross profit percentage from retail sales, prior to impairment charge	28.2%	27.6%	28.9%	28.3%
Impairment charge	(0.4)	(0.2)	(0.5)	(0.1)
Gross profit percentage from retail sales	27.7%	27.4%	28.4%	28.2%

Total gross profit percentage	22.1%	22.2%	23.5%	24.7%

(A) Retail sales include DIY and commercial sales. Service center revenue includes revenue from labor and installed parts and tires.